                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Paul B. Morris                              5/18/04
---------------------------                     ------------------
      Paul B. Morris                                 Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Frank M. Boccio                               5/19/04
---------------------------                     ------------------
      Frank M. Boccio                                 Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned Principal Accounting Officer of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Carmela Condon                               5/20/04
---------------------------                     ------------------
      Carmela Condon                                 Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Michael G. Gallo                             5/20/04
---------------------------                     ------------------
      Michael G. Gallo                               Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.


   /s/ Solomon Goldfinger                           5/18/04
---------------------------                     ------------------
      Solomon Goldfinger                               Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.


   /s/ Phillip J. Hildebrand                       5/19/04
----------------------------                    ------------------
      Phillip J. Hildebrand                          Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.


   /s/ Theodore A. Mathas                            5/19/04
---------------------------                     ------------------
      Theodore A. Mathas                             Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.


   /s/ John R. Meyer                                5/19/04
---------------------------                     ------------------
      John R. Meyer                                  Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.


   /s/ Anne F. Pollack                              5/18/04
---------------------------                     ------------------
      Anne F. Pollack                                Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Robert D. Rock                                5/19/04
---------------------------                     ------------------
      Robert D. Rock                                   Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.


   /s/ Frederick J. Sievert                            5/18/04
-----------------------------                     ------------------
      Frederick J. Sievert                               Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Michael E. Sproule                           5/18/04
---------------------------                     ------------------
      Michael E. Sproule                             Date

                                                                 Exhibit (10)(e)


                                POWER OF ATTORNEY

   I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Melvin
J. Feinberg, Robert J. Hebron, Edward P. Linder, Catherine A. Marrion, Corey B. Multer, and Jacqueline A. O. Leary, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

   /s/ Seymour Sternberg                           5/19/04
---------------------------                     ------------------
      Seymour Sternberg                             Date